SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                               February 8, 1999


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-09781                        74-2099724
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
of incorporation)


1600 Smith Street, Dept. HQSEO, Houston, Texas                           77002
(Address of principal executive offices)                              (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-61601) of Continental Airlines, Inc. The Registration Statement and the Prospectus Supplement, dated January 21, 1999, to the Prospectus, dated August 25, 1998, relate to the offering of Continental Airlines, Inc.'s Pass Through Certificates, Series 1999-1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONTINENTAL AIRLINES, INC.


                                          By /S/ JEFFERY A. SMISEK
                                             ---------------------------------
                                             Jeffery A. Smisek
                                             Executive Vice President,
                                             Secretary
                                             and General Counsel

February 16, 1999

                                  EXHIBIT INDEX

               1.1 Underwriting Agreement, dated January 21, 1999, among Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Westdeutsche Landesbank Girozentrale, New York Branch, as Depositary, and Continental Airlines, Inc.

               4.1 Revolving Credit Agreement (1999-1A), dated as of February 8, 1999, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Bayerische Landesbank Girozentrale, as Liquidity Provider

               4.2 Revolving Credit Agreement (1999-1B), dated as of February 8, 1999, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Bayerische Landesbank Girozentrale, as Liquidity Provider

               4.3 Revolving Credit Agreement (1999-1C), dated as of February 8, 1999, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Bayerische Landesbank Girozentrale, as Liquidity Provider

               4.4 Trust Supplement No. 1999-1A-O, dated February 8, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

               4.5 Trust Supplement No. 1999-1A-S, dated February 8, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

               4.6 Trust Supplement No. 1999-1B-O, dated February 8, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

               4.7 Trust Supplement No. 1999-1B-S, dated February 8, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

               4.8 Trust Supplement No. 1999-1C-O, dated February 8, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

               4.9 Trust Supplement No. 1999-1C-S, dated February 8, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

               4.10 Intercreditor Agreement, dated as of February 8, 1999, among
                    Wilmington Trust Company, as Trustee,  Bayerische Landesbank

                    Girozentrale, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

               4.11 Deposit  Agreement  (Class A), dated as of February 8, 1999, between First Security Bank, National Association, as Escrow Agent, and Westdeutsche Landesbank Girozentrale, New York Branch, as Depositary

               4.12 Deposit  Agreement  (Class B), dated as of February 8, 1999, between First Security Bank, National Association, as Escrow Agent, and Westdeutsche Landesbank Girozentrale, New York Branch, as Depositary

               4.13 Deposit  Agreement  (Class C), dated as of February 8, 1999, between First Security Bank, National Association, as Escrow Agent, and Westdeutsche Landesbank Girozentrale, New York Branch, as Depositary

               4.14 Escrow and Paying  Agent  Agreement  (Class A),  dated as of
                    February 8, 1999, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

               4.15 Escrow and Paying  Agent  Agreement  (Class B),  dated as of
                    February 8, 1999, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

               4.16 Escrow and Paying  Agent  Agreement  (Class C),  dated as of
                    February 8, 1999, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

               4.17 Note Purchase Agreement, dated as of February 8, 1999, among
                    Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

               4.18 Form   of   Leased    Aircraft    Participation    Agreement
                    (Participation Agreement among Continental Airlines, Inc., Lessee, [______________], Owner Participant, First Security Bank, National Association, Owner Trustee, Wilmington Trust

                    Company, Mortgagee and Loan Participant) (Exhibit A-1 to Note Purchase Agreement)

               4.19 Form of Lease (Lease Agreement  between First Security Bank,
                    National Association, Lessor, and Continental Airlines, Inc., Lessee) (Exhibit A-2 to Note Purchase Agreement)

               4.20 Form of  Leased  Aircraft  Indenture  (Trust  Indenture  and
                    Mortgage between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee) (Exhibit A-3 to Note Purchase Agreement)

               4.21 Form of Leased  Aircraft Trust  Agreement  (Trust  Agreement
                    between   [________]  and  First  Security  Bank,   National
                    Association) (Exhibit A-5 to Note Purchase Agreement)

               4.22 Form of Special  Indenture  (Trust  Indenture  and  Mortgage
                    between First Security Bank, National Association, Owner Trustee and Wilmington Trust Company, Mortgagee) (Exhibit A-6 to Note Purchase Agreement)

               4.23 Form   of    Owned    Aircraft    Participation    Agreement
                    (Participation Agreement among Continental Airlines, Inc., Owner, and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit C-1 to Note Purchase Agreement)

               4.24 Form  of  Owned  Aircraft  Indenture  (Trust  Indenture  and
                    Mortgage between Continental Airlines, Inc., Owner, and Wilmington Trust Company, Mortgagee) (Exhibit C-2 to Note Purchase Agreement)

               4.25 6.545%   Continental   Airlines  Pass  Through   Certificate
                    1999-1A-O, Certificate No. 1

               4.26 6.545%   Continental   Airlines  Pass  Through   Certificate
                    1999-1A-O, Certificate No. 2

               4.27 6.545%   Continental   Airlines  Pass  Through   Certificate
                    1999-1A-O, Certificate No. 3

               4.28 6.795%   Continental   Airlines  Pass  Through   Certificate
                    1999-1B-O, Certificate No. 1

               4.29 6.954%   Continental   Airlines  Pass  Through   Certificate
                    1999-1C-O, Certificate No. 1

               23.1 Consent  of  Aircraft  Information  Services,   Inc.,  dated
                    January 18, 1999

               23.2 Consent of AvSOLUTIONS, Inc., dated January 18, 1999

               23.3 Consent of Morten Beyer and Agnew,  Inc.,  dated January 18,
                    1999